EXHIBIT 10.41A

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

WORK ORDER FOR MAINFRAME COMPUTER SERVICES

THIS WORK ORDER FOR MAINFRAME COMPUTER SERVICES (“Work Order”) is made and entered into this 15th day of December, 2008 (the “Effective Date”) by and between Infocrossing, LLC a Delaware limited liability company (“Infocrossing”) and CSG Systems, Inc. (“CSG” or “Customer”). This Work Order is subject to and governed by the Master Computer Services Agreement between the parties dated December 4, 2008 (“Agreement”). Capitalized terms used but not otherwise defined in this Work Order shall have the meaning set forth in the Agreement.

ARTICLE 1

DEFINITIONS

1.1	“**** ******* ******* *** (****)” ***** *** **** ******* ******* *** ******* ** *** ** ************ *** *** ********, ** ******** ** ******* *, ******** ****** *** ************ ******.

1.2	“CSG Client” means a client of CSG.

1.3	“CSG Locations” means CSG’s facilities listed on Schedule VI, attached hereto and incorporated herein.

1.4	“CSG Provided Software” means the software provided by CSG as identified on Schedule II, attached hereto and incorporated herein.

1.5	“Discovery” is the process where Infocrossing gathers operational details of CSG’s environment in order for Infocrossing to provide the Services.

1.6	Gigabyte” or “GB” means 1000 megabytes (“MB).

1.7	“Infocrossing Center” means Infocrossing’s facilities where equipment is located as listed on Schedule VI, attached hereto and incorporated herein.

1.8	“Infocrossing Provided Disaster Recovery Services” means the disaster recovery services provided to CSG as identified on Schedule VII, attached hereto and incorporated herein.

1.9	“Infocrossing Provided Hardware” means the computer hardware and telecommunications devices listed on Schedule III.

1.10	“Infocrossing Provided Software” means the software provided by Infocrossing as identified on Schedule I, attached hereto and incorporated herein.

1.11	“Performance Standards” means the performance standards and specifications specified in Exhibit B attached hereto and incorporated herein.

1.12	“Processing Year” means each twelve (12) month period commencing on the Migration Date and each anniversary thereof. In the event that the Migration Date occurs on a day other than the first day of a month, the final Processing Year will be increased by the number of days necessary to cause the Term to conclude on the last day of the month.

1.13	“Services” means the services to be provided by Infocrossing using onshore resources and unless otherwise stated will be provided on a 24x7 basis as set forth on Exhibit A, attached hereto and incorporated herein.

1.14	“System” means the mainframe computer system operating in a parallel sysplex system environment, including but not limited to the processor complex, operating system, DASD, Tape and Infocrossing Provided Software located at the Infocrossing Center pursuant to which Infocrossing shall provide the Services.

1.15	“Term” means the term of this Work Order commencing on the Effective Date and extending for a term ** *** ***** ** (*) **** (*) ********** ***** **********, ** (*) *** ********** ** *** **** ******* **** ***** ******* **** ** *** ******* ************ **** **** **** *****.

1.16	“Migration Date” as defined in a Work Order, means the date both parties mutually agree that the migration has been completed. Such agreement may be confirmed via electronic mail or as otherwise permitted pursuant to Section 10.6 of the Agreement

1.17	“Migration Plan” means the detailed document outlining the tasks, timelines, responsibilities, dependencies, milestones, and procedures for transitioning the services from CSG’s current service provider to Infocrossing.

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ARTICLE II

SERVICES

Commencing on the Migration Date, Infocrossing shall provide CSG with the Services. Infocrossing shall perform the Services in accordance with the Performance Standards. Infocrossing shall provide the Services through the System which shall be linked by telecommunications facilities provided by CSG to the CSG Locations.

ARTICLE III

TERM

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

1.1	Term. This Work Order shall be effective for the Term, unless earlier terminated as provided in the Agreement.

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ARTICLE IV

FEES

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4.2	Payment Terms. All fees under this Work Order shall be due and payable by CSG to Infocrossing in accordance with Article 5 of the Agreement. ** *** ***** *** ********* **** ****** ***** **** **, **** (*** “********* ********* ****”) *** *** ******, ***** **** ***** ****** ********** ** *** ********** ** ************, **** *** ***** *********** ******** ******* ** *** **** ******* ******* *** ** **** **** *** **** ***** ********** ****** *** **** ** ********** **** *** ***** *** ***** ******. ****** *** ******* ********* ***** ** *******, *** ********* ********* **** ***** ** *** ********* **** *** ******** ** **** **** *****.

4.3	Annual Fee Adjustments. *** **** ******* ******* *** *** ********** *** ***** ** ******** **** **** ** *** *********** ** *** ********* **** ** ******** ** ******* *.

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ARTICLE V

ENTIRE AGREEMENT

The Agreement, this Work Order, Exhibits, Schedules, and other executed Work Orders constitute the entire agreement between Infocrossing and CSG respecting the subject matter hereof, superseding all previous communications and negotiations, whether written or oral. No modification of this Work Order shall be binding unless it is in writing and executed by an authorized representative of CSG and Infocrossing. Without limiting the generality of the foregoing, no terms set forth on any purchase order or like document shall modify, supplement or otherwise amend the terms set forth in this Work Order, and any such terms shall have no force or effect.

IN WITNESS WHEREOF, the parties have caused their authorized representative to execute this Work Order in duplicate as of the day and year first above written.

INFOCROSSING, LLC		CSG System, Inc

By:	/s/ David R. Boyle	By:	/s/ Peter E. Kalan

Name:	David Boyle	Name:	Peter E. Kalan

Title:	SVP Sales	Title:	President & CEO

Date:	12-24-2009	Date:	12-19-2008

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Page 2 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A

DESCRIPTION OF SERVICES

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1.	MIGRATION SERVICES

a.	Discovery

Infocrossing shall provide CSG a questionnaire (which will not include questions previously issued during due diligence) concerning the Services, which the CSG shall promptly and accurately complete and return to Infocrossing (in all cases 2 business days before the Infocrossing team arrives on-site for Discovery). Infocrossing shall deliver the questionnaire to CSG at least ***** (*) ***** ***** to the first on-site Discovery meeting. CSG shall provide Infocrossing with access to CSG’s facilities and any Customer Provided Hardware as necessary to conduct Discovery. During the discovery process, CSG shall provide Infocrossing with appropriate subject matter experts for the Services in scope. If Infocrossing finds there are additional service requirements beyond this Work Order during Discovery, Infocrossing shall present these requirements to CSG within a commercially reasonable time after completion of Discovery (the associated impact time, resources, and costs to the overall Migration Plan, as described below), and the parties may agree to add such services to this Work Order by amendment.

b.	Infrastructure Migration Planning Services

Infocrossing is responsible for the planning, management, and leadership activities relating to the migration as outlined in Table 1 below. Infocrossing is also responsible for directing and managing all Infocrossing assigned and allocated resources.

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CSG is responsible for providing guidance to Infocrossing for Infocrossing to develop a migration schedule and a comprehensive work breakdown structure. CSG is responsible for the ultimate approval of the schedule, dates/times for major milestones related to ***’ ********* ****** ******** as well as the execution of the tasks documented within the work breakdown structure.

The following table identifies the roles and responsibilities associated with Migration Planning for both Infocrossing and CSG.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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c.	Migration Team Organization

Infocrossing and CSG shall jointly create a migration team organization that consists of the roles listed in the table below:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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d.	Infrastructure Migration Management and Governance

Infocrossing shall be responsible for management of the Infocrossing assigned resources, providing progress reports to CSG and escalating issues to CSG for resolution.

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The following table identifies the roles and responsibilities associated with migration management and governance for both Infocrossing and CSG.

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e.	Procurement Services

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The following table identifies the roles and responsibilities associated with Procurement Services for both Infocrossing and CSG.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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f.	Migration Execution

Infocrossing is responsible for the successful planning and execution of the overall migration as specified in the Migration Plan.

The following table identifies the roles and responsibilities associated with migration execution for both Infocrossing and CSG.

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h.	Migration Testing Services

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

The following table identifies the roles and responsibilities associated with migration testing services for both Infocrossing and CSG.

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i.	Incident Management Tools Integration

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2.	HOSTING SERVICES

The hosting services described below will be provided by Infocrossing commencing on the Migration Date for the duration of the Term.

a.	Facilities Management Services

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The following table identifies the roles and responsibilities associated with Facilities Management Services for both Infocrossing and CSG.

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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Facilities Management Services Assumptions:

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2.	***** *** ********* **** ** **** **** *****, ************ ***** ******* ******* ********** ** *** ***** ********** *** *** ***** *** ***** **** ******* **** *** *** ** ********** **** *** ****** ********** ********* *** * **** *** **** ******.

3.	*** ***** **** ******* **** ************ ********** ** * **** ** ******** ** ******* **** ****** *** **** ** ******* ******* ** ***, ************ ***** ******* ******* ********** ** *** ***** ********** *** *** ******** **** ******* **** *** *** ** ********** **** *** ****** ********** ********* *** * **** ** **** ******.

3.	OPERATIONS SUPPORT FOR THE MAINFRAME SYSTEMS AT THE INFOCROSSING CENTER

*)	********** *******

*** ***** ******* *** ********** *** *** ********* *** ********** ***** ****. ************ ***** ******* *** ********** *** ************ ********* *** ********** ***** ****. ************ ***** ** *********** *** *** ********** ** ***** **** ** ****** ** *** *** ************. ************ ***** ** *********** *** *** *****-***** ***** ******* ******** ************* *** *** ** ******** ******** ********. ***’* ********* ***** **** **** ** *** **** ******** ** ********* ***** ** ********* ** *** ************ ******. *** *** ********* *** ************** ** *** ** *** ***** **** *** * *** ********** ******** *******. *** **** *** ***** **** ***** *** ********* ** ****** * *** ********* ** ** ***’* *****. ************ ***** ******** ******** *** **** ***** ******** ********* ** ***’* *** ********** ***** ** *********. ************ ******** *** ***** ** ******* *** ******** *** ****** ********** ** ***** **** ***** ******** *** **** *** ***** ******** ** ***.

*)	****** **********

***** **********, ********, ***** ********, ********* ** *********** **********, *** *** ***** ******* ****** ********** **** ****** *** ************** ** ***. *** ******** **** ****** ** ***’* *********. ** *** ******** ********** ********* **********, ************ ***** ****** *** ************ ** ***** ** ***** ***** ********** ** ****** ** ***. *** **** ** **** ***** ***** ******** *** *** ****** ************ ** *** ********** ** ********* ****** ******* *** ************** ** ***.

*)	**** *******

#2298241

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Page 9 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

************ ***** ******* **** ********** *********, ********* ******, *********, **-**** *******, ***-**** ********, *** *** ************/******* ** ***** **/**** ***** *******. ************ ***** ***** ***** ** * *******-**********, ********** ******* ***********. *** ***** ******* ************ **** ******* ************ *** **** ******** *** *** ******* *******. *** ****** ** ********* **** *** ****** ************ ** *** ************** ** * **** ******** *******, ** *** ********* ** *** **** ************, *** ** *** ******** *********** ** ***-******** ******** *** ******* **** ***’* *******.

*)	**** *******

************ ***** ******* *** ********** **** ******* **********, ********* *** ********** *** ************ ** ********* ********, **** ***********, *** ***** ******** *****. *** ***** ******* *** ***-********** **** ******* **********, ********* *** ********** *** ************ ** ********* ********, **** ***********, *** ***** ******** *****. ************ ***** ****** ********** *** ***-********** ****** ****** ******* ****** (****) **** ***** ** ********** **** ******** ************ *** ***********. ************ ***** **** ********* ********** ******* **** ********** *** ********. *** ****** **** *** ******** *** ***** *********** **** ******* ** *** ****** ********** ********, *** ****** ************ ** *** **** ** ****.

*)	**********

*** ***** ********* *** ********** ** *** **** *** **** ***** *** **-**** ********** ********. ************ ***** ********** *** ************** ** ***’* ********** *** *** ******** ******** *********.

*)	**-**** *******/********

************ ***** ******* *** ******* *** ******* *** ******** ** **-**** ********** ********* ** *** ********* ** ***. ************ ***** ****** *** ** *********** ******* ** ******** ** **-**** ********** ********.

*)	****** *** ********* ********

************ ***** ** *********** *** **********, ***********, *** ************* ****** ** ********* ***** ********. *** ******* ************** *** *** *********** ***** ********.

*)	*** **********

************ ***** ******* ********** ***** **** ********* **** * *** ********** ******** *******. ************ ***** ******* *** ******** ******** ** *** ***** ********** ******** *** **** ****** ** ********** ** *** ******** *************. *** ***** ****** **** ************* ** ********* ** ************ *** *** **** ********* ** *** ********** ********** ******** *******. *** *** ************ ***** ***** ** *** ****** ********** ********** ** *** ***** ********** ********** *** ************.

*)	*** ****** *** ********

************ ********* **** ******* *** ****** *** ******** ********** *** ******** ** ***, *** ************ *** *** ****** *** ********, *** ************ ** *** ** ******** *** ************. *** ****** ** ****, ** ** *********** ******, *** ********* ***, ******* *** ********** ******* (**** ** ******** **-****, **-*****, ******, *** *************, *********** ** *********** *** ** **** ********, ***.) ** *** ** ********** ********* ** ************ ** ******** *** ********** ** **** ****** ** ***** ***** *********** ********.

**)	******* **** *******

*)	******* **** *******

*** ************ ******* **** (*** “******* ****”) ****** ** * **** * ******* ***** ** ******* *** ***’* ** ********* *** *** *******. *** ******* ******* ********** ************-******* ******* **** ** ****** ******* *** ******* ****. *** ****** ********** *** ******** ** *** ********* *** ********** ** ************ ** *** ********** ** *** ***** ** *** ******* ****.

*)	****** ** ********** *** ******* ****

*** *** ******* *** ******* **** ****** ** *********, *** ********* ** ** *****. *** ********* ******, *** *** ***** ******* *** ********* ** ******* ****** ** *** ******* **** **** ** ******** ** *** ** ************.

*)	******** ********** ***** ***********

*** ***** ** *********** *** *** *********** ** *** ******** ********** *****. ************ ***** ** *********** *** *** *********** *** ************ ******** ********** *****. **** **** ** ****, *** *** ************ ***, ** *******, **** ********** ******** *** ************* ** **** *****’* ****** ********** *****. *** *** ************ ***** **** ******** ** ********* *** ******** *** ******** ************ *** ************ ***** *************. *** *** ************ ***** ******* ******* ******** ** ********* *****

#2298241

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Page 10 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*************, ** ******* *** ********** *********** *****. *** *** ************ **** ***** ** ******* ** *** ***** ***** ** *** *********** *********.

*)	*** ************

** *** ******** ************ ********** ****** ******** ** *** ********, ************ **** ****** *** ******* ***’* ********* ******* ****** (***) ********** *** ****. ***** *** ******** ** ********* ******* ********* **** **** **** ******* *** *** ** *** ** ****** **** *** ********* *********** ** ************’* ********** ********** ****** ** *******, ********* ***** ******* *** ***** *********, ** **** *** ************ *** ** ** ********* *******.

*)	******** ******

******** ****** *** ******* ****** *** *** ******** ***** ** ** ********** ********** ** *** ******** *** ******** *** ***** ** ***’* ******* ********** *** ****** ********** *********.

******** ****** *** ******* ****** *** *** ******** *** ******* ** *******:

******** *:
*** ** ***’* ****** ** ****** ** ****** ***’* ******* *** ** ********, ******** ** ******* ******** ** ***** ** * **** ** ******** ************* **** ******** *** ****** **** ********** *******, ********* **** ** ********* **********.

******** *:
*** ** ***’* ****** ** **** ** ****** ***’* *******, *** ** ************ * ******* **** ** ******** ************* *** ** ******** ** ******* ******** *** *** ** ********** **** ******.

******** *:
*** ** ***’* ****** ** **** ** ****** ***’* *******, *** ** ************ * **** ** ***-******** ************* *** *** ** ********** **** ******.

******** */*:
*** ** ***’* ****** *** ** ************* ******* ** ********* ** * ******* ****** ********** *** ******* ****** ************* ** ** ************ ** ******** *************.

The following table identifies the roles and responsibilities associated with Operating Support for the Mainframe Services at the Infocrossing Center for both Infocrossing and CSG.

***** *. ********** ***** *** **************** (* * *******, ** ****, * * *******)
**** ***********	************	***
**********
********** (******* **** ******* ********, ******* ****** ***********, ******* *** *******, ******* ***** ******, ******* ***** ********** *** ****** *** ** *************/********, ******* *** **********, ***-**** *******. ******* *** ******** ** *********. ******* *************. ******* ****** ***** ******* *********. ******* ******** **** **************.) (*********** *** ********** ** ********* ** ***)	*	*/*
********
******** (***********, ************, ******* ********, ******* ******* ***********; ********** ************/******* ** ******** ********* ** ******* *** ********* ******; ******** ******** ************* *************; ********* ** *** ******** *** *************. ****** *** ******** *** ***** ***** ***** ******* *** **** ****** *** **** ******* * **** *********. )	*	*/*
******* **********

#2298241

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Page 11 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* ********** (******* *** ******* ******* ***********, **** **********; ****** *** ********** ****** ****** ******* *******; ********* **** *** *** ****** *********; *** *** ******** ****** ****** ******* ******** **********; ******** *********** ****** ****** ******* *********; ******** ***** ************ ********* ** *** *********; ****** ******* ** ****** ****** ******* ********** *** ********** ********; ******* **** ********* **********; ******* **** ********** ******* ********* *** ********** ****. ******** ***** *** ******** *** ******** *****. ******* **-**** ******* *** *** ******* ******. ******* ******* ******* ** ***** ** **-***** ********* *** ******.)	*	*
**************
******* ** *** ******** *** ******** ****** ** ******** ** *** *********	*	*/*
**** ********
**** ******** (********** *** *****; *******, ***** *** ******* **** ***** *** **** ********: ******* ******* ** *** **** ********** ******; ******* **** ***** *********** *** **** ***** ** ******** ******: ******** **** ******* ** ****** ******** ******* ******* *** *********; ******* **** **** ******** *** ***; ******* ******* ** *** ** **** ***** *****—******).	*	*/*
****-** *** ******** ********
****-** *** ******** ********, ******* ***-**** *******, ******** ****** *****, ******* **** ****** *** ********; ******* ******* *******; ******* **** *** ********* **** ******). ****: *** ******** * ******** ***** (******** **** ******* *** *** ****** *** ******* ** ****** *****) *** *********** ****.	*	*
******* **********
******* ********** (******, ***** ******* *** ****** ********** ******** ****** *** ********* ********* ****** ******* **********. ******** *** ********** ******* ****** *** ************’* ***** ******* ** ********. ******** ******* ****** *** ******* ********* *********. ***** *** **** ***** ******** *** ****** ** **** ****** ********)	*	*/*
******** ********
******** ******** (*** ********** ***** ************’* *******, ******* *** ******** ******** ********* *.*., ************** ** ***** ********, ***** *********) ** ********** **** *** *********** ** ***** ****** ** ******** *** ********* ** ** ** ****** *****. ****** ******** ******* *** **** ** ******* *****, ********** *** ********* **** ******** ********, ***** ****** *** ********/************* ********** ********* *** ********* ** *** ************ ** *** **********	*	*/*
*********** ********

#2298241

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Page 12 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*********** ******** (***-*****) ******** ********** (****** ******* ******** **** * ******* ************, ******* *** ******** ****/******* ****** ******** ** ********** ** *** ***********	*	*
**. ****** *** **** ******* *** ******** **********, ***** ******* ********* *** **** ************* *** *********** *****).
*********** **********
*********** ********** (******* *********** *********** *** ******** *********** ******. ****** ** ******** ***********/******* ******/ ***********/********. ********* **/** ******* ** *******/********** *********** ********).	*	*
********** **********
********** ********** (***** **********, ******** ********** ********** ********, ******* ********* ******** ****** ********** *********** **** ***** ******** ******** ** ******* **********, ******** ***** ****).	*	*
****** **********
****** ********** (******* ******** ****** ********** **** *******; ******* ******** ******* ** ******* ********* ******** **** *** ******* *** ****** ** ******’* ****** ********** ****).	*	*

4.	TECHNICAL SUPPORT FOR THE MAINFRAME SYSTEM AT THE INFOCROSSING CENTER

*)	*********

************ ********* **** ** ********* ** *** ************ ****** *** ************ ** ** ****** ***’* ********* ** ** **-****** *****, ** ********** ********* ** ***. **** ***** *** ********, *** ********* ****** ** ***’* ** ***** ***** **** ** ****** ** *** ** ********** ******** *** ************* ** ************’ ***-**-****** ********. ************ ***** ***** ****** ** ******** ** ******** ** *** *** ******** ***** ** ****** *********. *** ***** ****** ***** ****** ******** ** ** ********** *** ** **** **** *** *** ****** ****** *** *** ***** ****** *** ****** ** ****** ********.

*)	******* *******

*)	******** ************

(*)	************ ***** *******, ****, ********, *** ******* ********* ******* *** *** ********* ****** *** ***** ***** ********* ****** ******** ******** ****** ** ******** * *** ******** **. ************ ***** ****** *** ** *********** ****** ******** *********** ****** *** ****** *** ************ ** *** ******** *** **** ********. ** *** ******* ** ***** ************ ** ******* ** ********* ****** ******* **** ********* ** ************ ** ***** ** ******* *** ***** ** **** ********* *********, **** ********** **** *** ** **** ** *** ** ************. ************ ***** ********* ********** *** ********* *** ******** ** **** ********* ****** ******** ********. *** *** ************ ***** ******** ***** ** *** ************ *** ********** ** ******** ******** *** ******** ***********. ************ ***** **** **** ************* *** ************ *** *** *** ********** *** ************** ***** ******** ******** *** *********** ** *** ******. *** ***** **** **** ************* ************’* **** *********** *** ************ ***** ******** ******** *** ******** *********** ** *** ******* *********** *** *** ****** ************.

(*)	*** ***** ** *********** *** *******, ***********, *** ********* ******* ** ***********-******* ******** ********. ************ ***** ******* ********* ******** *** *** ************, ***********, *** ******* ** *** ******** ********. *** ***** ****** *** ********** *** ********* ******** *** ************ * *** *********** ****** ** **********. ************ ***** ******* ********* ******* *** *** ********** ************** ** **** ********, *** **** ******** ** ******* ********* ******* ***** ** *** ************* ******** ** ***. ************ ** *** *********** *** ********** ** ********** ************* ******** ** ***.

(*)	************ ***** *** ** *********** ** ****** *** *** *****, ******, **** ** ****** ** *** ****** ********* **** *** ***** ***** ******** ***** ** *** **** **** ** **** **** ********* ** ** *** ********* ** ********** ** *** ******** ** ****** ** **** ********. *** ******* *** **** ********** **** ******* ** *** **** ******** ** *** ******.

#2298241

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Page 13 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*)	********

******** ******** ********(*) ** ********* ** *** ***’* ********** ******** ***** ** ********* **** ** ********** ** *** ************ ******. ************ ***** ******* ******** ************** ** *** *** ************ *******.

*)	***’* ****** *********** ***********

************ ***** ******* ************ ******** ******** *** ********** *********** ********** ** ********* ******* **** ******** ******** **** ***’* ****** *********** ***********.

*)	****** *******

*)	******** ****** ********** *** ******* ****** ******

***’* ******** ****** *********(*) *** ******* ****** *****(*) **** ****** ********* ****** ************ ********** ************* ** ******* ****** ************ ***/** ***********. *** ***** ** ******** ** ******* *** **** ******* ** *** ****** *********(*) ** ****** *****(*) ***** ** ************ ****** *** *******. ************ ***** **** ********* *** ********* *******, *** ******* ********* ******** ** *** ** ********* **** **** ** ****.

*)	*** **-**** *******

************ ***** *******, ********, *** ******* ********* ******* *** *** ** ***’* **-**** *******.

*)	***’* ************, ***** *** ********

************ ***** ******* *********** *** ***’* ************, *****, *** ******** ** *** ********* ** ***.

*)	******** *******

** ******** ******* ** ******** ** **** **** *****.

*)	*** **** ********* *** ***********

*)	******** *** ******* ********* *** ***********

************ ***** ******* *** ******** *** ******-*** ******** *** ******* **** ** *** ** ** *** ********* **** ** **** **** *****. **** ******* ** ***, ************ ***** **** ********** ************* ** *** ******** *** *******.

*)	*** *** ****** ***********

*** *** ******* *********** ** *** *** **** ** ******* ** ********** **** *** ********** ******* ******* *** ***** ** ******* * – ********** ********.

The following table identifies the roles and responsibilities associated with Technical Support for the Mainframe Services at the Infocrossing Center for both Infocrossing and CSG.

***** *. ********* ******* ***** *** **************** (* * *******, * * ****, * * *******)
**** ***********	************	***
********* *******

********* ******* (** *******, *********** ******, ***. ********** *******, ******* **-**** ****** ******** , *******/******/******** ****** ********, ***********, ******* *** ******** ** ************ *** *** ******** ********, ******* ********* ****** *** *******, ******* ***/*** ***** *******

	*	*/*

#2298241

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Page 14 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

**********, ******* ** ******* *******/******/************, ******* ****** ***********)
******** ********

******** ******** (******* ***, ******** ******** ************, ******* * ****** ******** ******, ******* *********** ************. *** **** ******* ****, ****, *** **** ****** *********. *** ********** *********, ****** *** ************ ********** ****** **** ************.)

	*	*
****

**** -********** ******* ************, *************, ******, ***********, **********, *********, ******* **********, ******** *** *******, ****** *** ********* **** *********/******** ********, ******** ** ******* ********** *** **** **** ******** **********, *********** ******, ********* ** *********** ********, ***************, *** ******** ** *************.

	*	*/*
***********

*********** (********** ******** ** ******* *** ******** *********** ** ****** ***** ** ******* ******* ******; ******* ****** *********** ******; ******* ****** *********** *********; ****** ** ******* ***** ***********)

	*	*
*** **** ****** ************ ***** ** * ******** ****** ** ******** ********** ** * ******** ******** ** ********** ***** ****** ** *********** *** ***** * ****** ** ******* ***********		*
************ ** ********** ****** *** **** * ******** ******** ** ********** ***** ****** * ****** ** ******* *********** ** ********** ********.	*
*** ** ******* *** **** **** ** ****** ******* *******		*
************ ** **** ********* *** **** ** ********** ********* ** ***	*	*
************ ** ***** ******** *** **** ** ********** ********* ** ***	*	*/*
****** ********

****** ******** (****/*******/******* ******* ******** *** ******* ******** ********* ********; ******* ******* ******** *** ******* ******** ******* **********; ******* ******** ******* *** ********* ********; ******* ***********; ******* *** ******* ********* ********; **** ********* ********, ************ **** *********** ********** *** *** *****; ******* ********* ****** *************; ******* ******* **********; ******* ** ***********, ******* **-**** *******, ******** ********** ** *********** ********).

	*	*
****** ***** ********
***** ********* ********* ** *********** **********; ******-** **** ***-***** ** ******* **-************** ********)

#2298241

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Page 15 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

****** ***** ******** (******* * ****** *********** ******** *********, ********** *** ** ******** **********, ********** ******** ********; ******* ****** ** **** *** *** ********* **** *********; ******** *** ******* *********** ***; ********* ********** *** ********* *********;

*	*

5.	Service Windows

******* ******* *** *********** ** ******** *** ****** ** ********. ******* ******* *** **** ********* ** *** *********** ******** *** *** ***********. ***** *********** ******* **** ** *** *** **** *** ******** *********** ** *** ************ ******, ************ ******** ********, *** ******* ******* ********** ****** *** ************ ****** **** ******** ****. **** *********** ****** **** ** **** (*) ***** ** ********. *** ******* **** ***** ** ****** ** *** ********** ******** ******* **** (***) ****** ** *** ****** *** ****. *** ***** ****** **** ***** ** *** ****** ****** ** *******. *** *********** ******* **** ***** ** **:** ******* ****. ************ ***** ******* *** ** ******* *********** ******** *** **** *** ******** ******* ** ******** ************ *** ********** *******. *** ********* ******* ** **** ******* ****** ******** ***** ** **** ** ***** ****** (**) **** ** *******. ************ ***** ****** *** ** ***** ****** (**) **** ** ******* ** *** ***** ** ******* *** ** *** ******* ******* ****** *****.

Annual Maintenance Schedule

************ *** *** ***** ******* ******* ** ****** *********** ******** *** *** ******** ******** **** *** **** **** ** *** ****. ************ *** *** ***** ** ******** **** ****** *********** ******** ** **** *** *** ** ********** ** *** ******* ** ***** **** *** ***. **** ****** ****** ******** **** ******* *** *********:

1.	****** (**) ****** ****** ******* **** * ******* ******** ** *.* *****

2.	**** (*) ******** ****** ******* **** * ******* ******** ** * *****

*** *** ************ ***** ******** ***** ** *** ** ****** **** ******** ** ********.

6. Service Management and Governance

Infocrossing shall assign a Client Engagement Manager (CEM) who will be responsible for the overall relationship with CSG and CSG shall assign a corresponding manager who will be responsible for the overall relationship with Infocrossing.

Infocrossing shall assign a Service Delivery Manager (SDM) who will be responsible for managing the day to day delivery of the Services and CSG shall assign a corresponding manager who will be the primary point of contact to the SDM.

The following table identifies the roles and responsibilities associated with CEM, SDM, and the corresponding CSG assigned management roles:

***** **. ******* ********** ***** *** **************** (* * *******, * * ****, * * *******)
**** ***********	************	***
******* **** ****** ** ******** ********* ** ********* ***’* ***** ********** **** ** ************’* **** ********		*
*** ***** ****** *** ******* ***-**-*** ******/******** ******* ** ************ ******** ********	*
*** ***** ******* ***** *** ****** ********** ******* ** ************ ******** ******** ********* ****** **********	*
*** ***** ****** *** ******* ******* ********** ********** *** ********* **** ** ***** ********** ** ************ *** ** *** ******** ** **** ************** ** ******** ** *** *******	*
*** ***** ******** / ******* *** ****-*** ** *** ******* ******* ********* ***** ** **** ** ******* *** *******, *** ** ******** ** *** *******	*	*
*** ***** **** *** ******** ** ******** ********* *******, *** *******, ** ****** **** *** *** **** **** * ***** ****** ** * ****** **** **** **** **********	*

#2298241

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Page 16 of 31	Infocrossing Confidential

Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ***** ** *********** *** ******** **** *** ********* *** ******** *** ********** ********** *** ********* **** ** ********** **** ***’* ************* ** *** ************ ******** ****** *******. ***** *** ******** **** ******* *** **** *** ** ******* ** *** *********:

•     * ****** ***** ************ ********* ******* **** ** ******** ** ***.

•     *** ********** ** ************’* ****** ******** *****

•     ****** ** ************’* **** ******* *** ****-********** *****

•     ********* ** ********** * ******* ********** **** ********* ********* ********** *********

•     *** ******** ****** ** *********** ** ************’* ********* ******** ***** *** ****** ********* *** ************ ***********

•     *** ********* ********** ** ** ******* ** *****’* ****** ****** ***** *****

*
** ** ****** *****, *** ***** ** *********** *** ********* ************* ** *** ** ** ************ **** ********* **** ************ ** ** ********** **** *** **** ******* ******** ****** ** *** ***	*
*** ***** **** **** *** ** ******* ******* **** **** *** ******** ********** **** *********** ******* *********** ************	*
*** ***** **** **** *** ** ********** * ****** ******* *** ******** *** *********** *******	*
*** ***** **** **** *** ** ******* ******** *********** *** ***** ******** ** * ******* ***** ** ****** *** ******** *********** ********* ********** **** ** ************	*
*** ***** **** **** *** ** ****** *********, *********, **********, *** ******* ********* *** *******	*

*** ***** **** **** *** ** ********** *** ******* ** *******, ** ***’* **** ******, *********** ************ ** ********* *** ****** *** ** *** **** *******. ****** ********* ******, *** ******* ** *** **** ******* **** ** *** ******* ******.

*
*** ***** ******* *** ***, ** *** ***** ***********, ** ******* *** *** ************ ** ***’* ************** ** *** ****** **********		*
*** ***** **** **** *** ** ****** ************ – ********** ** ** ******* ** ******** ********* ******* *** ******* ********* ** ***** ********	*
*** ***** **** **** *** ** ****** ***** ****** ******* ******* *** ******** ** *** ** * ****** *** (****** *** ******* ** *****) *** **** ******* * **** ******** ****** *** *** *********** *********.	*
*** ***** **** **** *** ** ****** ***** ******** ** *** ******** ****** ********, *** ****** ******** ** ****** ** *** ***** ** ***’* ****** ******	*
*** ***** ******** *** ********** ** ****** **********	*

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******** ** ***** ******* ****** ********* ********** ****** *** *** ****** ********** ******* *** ******** ******** ******* ** ****** ***** *** **************
*** ***** *** *** ******** *********** ************ ** ** ******* ** ******* *** ************ ******* **********	*
*** *** *** ***** ** *********** *** ******** *** ************ ********* ** *** ******* **********, ******** *********** *** *********, *** *** ******** *********	*
*** ** ****** **** ****** ********** ******** ** ** ***** *** ***, *** *** ***** *** ***-******* ****** ********** *****	*
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*** *** *** ***** ******** **** ****** ******* ** *** ******** ** ******** *** ******* *********** ****** ***** ******* ******* *********** **** *** ********** *********	*
*** ***** ** *********** *** ********** *** ********* ***-**-*** ******* ********** ******/********	*
*** ***** ******* *** ** ****** ******* ******** *** *** ******* ******** ********	*
*** ***** ****** *** ***-**-*** ******* ************ ******* **** ****** *** *** *********	*

****** ********** ****** – ****** ******/********, ******/******* ****** ******, ******** ******* ***** ******, ******* ******. *** ***** ********** **** ******* *** **** ********** **** *** ******** ***********/********* ********. ************ *********** ** ***** *** ***, **** **** ********* *** ***********, ***** ******.

*

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*
*** ***** ********* *** ****** ** **-***** ************ ******** **** ***’* ********* ************** **********	*

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*
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****** **** *** ******* ** * ************* ****** ** *** *****	*
********** *** ******* ** ******* *** ******** * *** ******** ***********	*

Service Management and Governance Assumptions:

Infocrossing shall hold the following list of regularly scheduled status meetings (or similar) with CSG:

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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******** ********* *******	• ******** ********* • *** • *** • *** ********** ********	******* *** ** ******	********* ***** ******* ******	*. ******* ******* ****** *. **** ********* ****** *. ***** * ********** ***** *. ***** ******* * ******** (**** *********)

Infocrossing shall also provide progress reports to CSG, and escalate issues for resolution and implement a quality control program that will be accountable to the Customer executive management.

7.	Additional Services

*)	********** ********

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*)	***** ********

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*)	******** *** ********* ** **** **** ***** *** ******* ** *** ***** ** **** **** *****. ** ********** ******** *** ********* ** *** *** *** ********** ******** ********* * ***** ****** ** *** ******* *********, *** ****** **** ** ******** ** ******* ***** * **** ************* ******* ** *** ****** ******* **** ******** ****** ** ******** **. ** ********** ******** *** ********* ** *** *** *** ********** ******** ********* * ***** ****** ** *** ******* *********, *** ****** **** ** ******** ** *** *** ************ *** ** ***** ** **** **** ***** ** ********* ****** *** ***** ** ********* ** ************ ***** ** ********* ** ******* *** **** *** ** ***** ********. *** ******* ********, ******* ****** ******** *** ********** ** *** **** ***** *** ******** *** ******* ** *** ******** ** **-***** ********* **** *** ********.

8.	***********

•	**** (*) **** ********* ******
•	***-********* ******* *** ************ **** ** **-******* ** *** **** **** ** *** ********* *********
•	**** **, **** ****** ********* **********
•	********* ********** ** ***** ********* **** ********* *******, ******** ** *****, ********
•	****** ********* ********** *********** *****-*** ** *****
•	********* *** *** ********* ** *** ** ******** *** ********** **** *** & *** ** ***

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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•	****** ********* ** *** ** ********* ******* **** ** ********* ******* ** ****** ** *****
•	** **** ******* **** ** ******** ** ****** ***** ********* ** *****
•

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•	** ***, **** ** **** ********** ******* ******** ****** *** ****

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B

PERFORMANCE STANDARDS

[Redacted for Confidential Treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT C

FEES

[Redacted for confidential treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE I

INFOCROSSING PROVIDED SOFTWARE

[Redacted for confidential treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE II

CSG PROVIDED SOFTWARE

[Redacted for confidential treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE III

INFOCROSSING PROVIDED HARDWARE

[Redacted for confidential treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule IV

Intentionally left blank

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule V

Intentionally left blank

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE VI

CSG LOCATIONS

[Redacted for confidential treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE VII

INFOCROSSING PROVIDED DISASTER RECOVERY SERVICES

[Redacted for confidential treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE VIII

[Redacted for confidential treatment]

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

SCHEDULE IX

SAMPLE CHANGE REQUEST FORM

Change Request Form

Customer Name:	Date of Request:
Project Name:	Change Order Effective Date:
Account Manager:	Request #
Request Made By:	Agreement Name and Date:
Reasons for Change:
Description of Change:
Charges:
Ramifications (e.g. Schedule, Service Levels and Staffing):

Except as amended herein, all terms, covenants, and conditions of the Agreement shall remain in full force and effect. This Change Order may be executed in one or more counterparts, each of which will be deemed an original but all of which taken together will constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this Change Order as of the Change Order Effective Date.

CUSTOMER	INFOCROSSING, LLC
Signature: Print Name: Title: Date:	Signature: Print Name: Title: Date:

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